UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): OCTOBER 26, 2004


                               EP MEDSYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

                                     0-28260
                            (Commission File Number)

          NEW JERSEY                                      22-3212190
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
        incorporation)


            575 ROUTE 73 N. BUILDING D, WEST BERLIN, NEW JERSEY 08091
             (Address of principal executive offices, with zip code)

                                 (856) 753-8533
                         (Registrant's telephone number,
                              including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         EP MedSystems, Inc. hereby incorporates by reference the contents of its press release, dated October 26, 2004, regarding its financial results and certain highlights from its third quarter 2004, attached hereto as Exhibit 99.1. The information in this Form 8-K and the exhibit attached hereto shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, but shall be deemed incorporated by reference into any registration statement heretofore or hereafter filed under the Securities Act of 1933, as amended, except to the extent that such information is superceded by information as of a subsequent date that is included in or incorporated by reference into such registration statement.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  Exhibit Number    Description
                       99.1         Press Release dated October 26, 2004

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



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               EP MEDSYSTEMS, INC.



Date:  October 28, 2004                        By: /s/ Matthew C. Hill
                                                   -----------------------------
                                                       Matthew C. Hill
                                                       Chief Financial Officer


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